EXHIBIT 99.2
SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION
CONTENTS

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION	1

UNAUDITED PRO FORMA BALANCE SHEET AS OF JUNE 30, 2006	2

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED JUNE 30, 2006	4

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2005	5

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION	6

Sunair Services Corporation
Unaudited Pro Forma Condensed Consolidated Financial Information
Basis of Presentation
The following unaudited pro forma condensed consolidated financial information give effect to the sale (the “Transaction”) of certain assets of Sunair Services Corporation, a Florida corporation (the “Company”), and its wholly-owned subsidiary, Sunair Communications, Inc., a Florida corporation (the “Seller”) to Sunair Holdings, LLC, a Florida limited liability company (the “Purchaser”), which assets constituted generally the Seller and the Company’s high frequency radio business.
The following presents the Company’s unaudited pro forma condensed consolidated financial information as of June 30, 2006 and for the nine months ended June 30, 2006 and for the fiscal year ended September 30, 2005. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 gives effect to the Transaction as if it had occurred on June 30, 2006. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2006 and for the year ended September 30, 2005 give effect to the Transaction as if it had occurred as of the beginning of each respective period.
The unaudited pro forma condensed consolidated financial information should be read together with the Company’s consolidated financial statements as of September 30, 2005, including the notes thereto, included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 as well as the unaudited consolidated financial information as of June 30, 2006, including the notes thereto, included in the Company’s Quarterly Report on Form 10-QSB for the nine months ended June 30, 2006.
The pro forma financial information is for informational purposes only and does not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented or to project the Company’s results of operations or financial position for any future period.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED — PRO FORMA FINANCIAL INFORMATION — BALANCE SHEET
June 30, 2006

	Sunair Services			Pro Forma
	Corporation	Disposition	Notes	Information
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,322,279	$3,000,000	(1)	$4,322,279
Accounts receivables, net	5,028,140	70,885	(2)	5,099,025
Interest receivable	4,238	—		4,238
Note receivable	334,986	—		334,986
Inventories	8,362,790	(5,968,331)	(2)	2,394,459
Deferred tax asset	87,512	—		87,512
Prepaid and other current assets	2,680,377	294,721	(1)	2,975,098

Total Current Assets	17,820,322	(2,602,725)		15,217,597

NOTE RECEIVABLE	—	2,000,000	(1)	2,000,000

PROPERTY, PLANT, AND EQUIPMENT, net	2,785,797	(195,878)	(2)	2,589,919

DEFERRED TAX ASSET	1,167,627	192,636	(2)	1,360,263

OTHER ASSETS

Software costs, net	3,934,319	—		3,934,319
Customer lists, net	11,659,443	—		11,659,443
Goodwill	53,842,806	—		53,842,806
Other assets	122,347	—		122,347

Total Other Assets	69,558,915	—		69,558,915

TOTAL ASSETS	$91,332,661	$(605,967)		$90,726,694

The accompanying notes are an integral part of these statements of financial information.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED — PRO FORMA FINANCIAL INFORMATION — BALANCE SHEET
June 30, 2006

	Sunair Services			Pro Forma
	Corporation	Disposition	Notes	Information
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:

Accounts payable	$2,395,123	$(132,676)	(2)	$2,262,447
Accrued expenses and other liabilities	3,994,890	(74,405)	(2)	3,920,485
Unearned revenues	622,561	—		622,561
Customer deposits	2,452,342	(70,885)	(2)	2,381,457
Capital leases, current portion	10,684	—		10,684
Notes payable, current portion	147,067	—		147,067

Total Current Liabilities	9,622,667	(277,966)		9,344,701

LONG TERM LIABILITIES:

Notes payable, net of current portion	1,750,154	—		1,750,154
Notes payable — related party	5,000,000	—		5,000,000
Revolving line of credit	10,500,000	—		10,500,000

Total Long Term Liabilities	17,250,154	—		17,250,154

Total Liabilities	26,872,821	(277,966)		26,594,855

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:

Common Stock	1,306,056	—		1,306,056
Additional Paid in Capital	51,614,143	—		51,614,143
Retained earnings (deficit)	11,524,767	(328,001)	(1)(2)	11,196,766
Translation adjustment	14,874	—		14,874

Total Stockholders’ Equity	64,459,840	(328,001)		64,131,839

Total Liabilities and Stockholders’ Equity	$91,332,661	$(605,967)		$90,726,694

The accompanying notes are an integral part of these statements of financial information.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED — PRO FORMA FINANCIAL INFORMATION — STATEMENT OF OPERATIONS
NINE MONTHS ENDED JUNE 30, 2006

		Spa Creek	Pro Forma
		Services, LLC	Adjustments For		Ron Fee, Inc.	Pro Forma
	Sunair	Historical	Spa Creek		Historical	Adjustments For
	Services	Unaudited	Services, LLC		Unaudited	Ron Fee, Inc.		Pro Forma			Pro Forma
	Corporation	(5)	Acquisition	Notes	(6)	Acquisition	Notes	Information	Disposition	Notes	Information
SALES	$42,894,512	$755,304	$—		$2,277,922	$—		$45,927,738	$(3,891,586)	(3)	$42,036,152

COST OF SALES	20,332,531	85,855	—		796,276	—		21,214,662	(2,256,219)	(3)	18,958,443

GROSS PROFIT	22,561,981	669,449	—		1,481,646	—		24,713,076	(1,635,367)		23,077,709

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	24,731,750	654,573	—		1,055,633	—		26,441,956	(1,187,947)	(3)	25,254,009

INCOME (LOSS) FROM OPERATIONS	(2,169,769)	14,876	—		426,013	—		(1,728,880)	(447,420)		(2,176,300)

OTHER INCOME (EXPENSES)	(882,451)	(173,845)	—		(87,777)	—		(1,144,073)	112,200	(4)	(1,031,873)

INCOME (LOSS) BEFORE BENEFIT (PROVISION) FOR INCOME TAXES	(3,052,220)	(158,969)	—		338,236	—		(2,872,953)	(335,220)		(3,208,173)

BENEFIT (PROVISION) FOR INCOME TAXES	1,406,212	—	58,819	(5)	—	(125,147)	(6)	1,339,884	124,031	(3)	1,463,915

NET INCOME (LOSS)	$(1,646,008)	$(158,969)	$58,819		$338,236	$(125,147)		$(1,533,069)	$(211,189)		$(1,744,258)

PRO FORMA NET INCOME PER COMMON SHARE:
Basic	$(0.14)										$(0.14)

Diluted	$(0.14)										$(0.14)

WEIGHTED AVERAGE OF PRO FORMA SHARES OUTSTANDING:
Basic	12,117,794										12,117,794

Diluted	12,117,794										12,117,794

The accompanying notes are an integral part of these statements of financial information.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED — PRO FORMA FINANCIAL INFORMATION — STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2005

		Spa Creek	Pro Forma
		Services, LLC	Adjustments For		Ron Fee, Inc.	Pro Forma
	Sunair	Historical	Spa Creek		Historical	Adjustments For
	Services	Unaudited	Services, LLC		Unaudited	Ron Fee, Inc.		Pro Forma			Pro Forma
	Corporation	(9)	Acquisition	Notes	(10)	Acquisition	Notes	Information	Disposition	Notes	Information
SALES	$31,451,770	$3,583,615	$—		$4,179,553	$—		$39,214,938	$(9,921,318)	(7)	$29,293,620

COST OF SALES	21,244,761	413,053	—		1,654,442	—		23,312,256	(6,574,119)	(7)	16,738,137

GROSS PROFIT	10,207,009	3,170,562	—		2,525,111	—		15,902,682	(3,347,199)		12,555,483

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,020,901	3,658,012	45,000	(9)	2,276,022	—		15,999,935	(1,839,977)	(7)	14,159,958

INCOME (LOSS) FROM OPERATIONS	186,108	(487,450)	(45,000)		249,089	—		(97,253)	(1,507,222)		(1,604,475)

OTHER INCOME (EXPENSES)	(6,109)	20,998	—		590,778	—		605,667	102,345	(7)(8)	708,012

INCOME (LOSS) BEFORE BENEFIT (PROVISION) FOR INCOME TAXES	179,999	(466,452)	(45,000)		839,867	—		508,414	(1,404,877)		(896,463)

BENEFIT (PROVISION) FOR INCOME TAXES	415,558	—	122,638	(9)	—	(310,751)	(10)	227,445	519,804	(7)	747,249

NET INCOME (LOSS)	$595,557	$(466,452)	$77,638		$839,867	$(310,751)		$735,859	$(885,073)		$(149,214)

PRO FORMA NET INCOME PER COMMON SHARE:
BASIC	$0.08										$(.02)

DILUTED	$0.05										$(.02)

WEIGHTED AVERAGE OF PRO FORMA SHARES OUTSTANDING:
BASIC	7,556,857										7,842,482

DILUTED	11,478,074										7,842,482

The accompanying notes are an integral part of these statements of financial information.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Pro Forma Financial Statements — June 30, 2006
(1)	Reflects the net proceeds from the sale of substantially all of the assets and certain liabilities of Sunair Communications, Inc. (the “Seller”), a wholly owned subsidiary of Sunair Services Corporation (the “Company”). The sale proceeds totaled $5,000,000; $3,000,000 in cash and $2,000,000 in a note to the Seller.

(2)	Reflects the elimination of the Seller’s assets sold and liabilities assumed, net of the income tax effect of the loss on the sale. The net assets of the Seller constituted certain items of equipment, furniture, fixtures and other personal property assets, inventory, certain items of intangible assets including the customer accounts and contracts, accounts payable and other obligations that relate to the inventory, leases and employees of the Seller.

(3)	Reflects the elimination of the Seller’s revenues, expenses and income tax effect for the nine month period ended June 30, 2006 providing Pro Forma Information as if the effects of the sale had transpired at October 1, 2005.

(4)	Reflects the interest income on the $2,000,000 note receivable. The note accrues interest at LIBOR (London Interbank Offered Rate) of 4.48% plus 3%. Interest income was accrued at 7.48% for the nine month period ending June 30, 2006.

(5)	Spa Creek

The Spa Creek acquisition was completed on December 16, 2005. The June 30, 2006 balance sheet of the Company incorporates the respective assets acquired and liabilities assumed in the acquisition. The June 30, 2006 statement of operations of the Company includes the operations of Spa Creek for the period from December 16, 2005 through June 30, 2006. The historical unaudited financial information for Spa Creek represents operations from October 1, 2005 through the date of acquisition (December 16, 2005) to reflect the consolidated pro forma information for the nine month period ended June 30, 2006.

Spa Creek existed as a Limited Liability Company and was taxed as a partnership prior to the acquisition. In lieu of partnership income taxes, under the Internal Revenue Code the partners were taxed on their proportionate shares of the taxable income. Therefore, the historical financial information does not contain provisions or liabilities for federal and state income taxes. Adjustment is necessary to account for the income tax effect on the pro forma financial information. The income tax effect adjustment is based on a blended tax rate of 37%.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(6)	Ron Fee

The Ron Fee acquisition was completed on March 31, 2006. The June 30, 2006 statement of operations of the Company does not include the operations of Ron Fee prior to acquisition. The historical unaudited financial information for Ron Fee represents the operations from October 1, 2005 through the date of acquisition (March 31, 2006) to reflect the consolidated pro forma information for the nine month period ended June 30, 2006.

Ron Fee existed as a Subchapter S Corporation and was taxed under the provisions as such prior to the acquisition. In lieu of the Subchapter S provisions, Ron Fee did not pay federal corporate incomes taxes on its taxable income. Therefore, the historical financial information does not contain provisions or liabilities for federal and state income taxes. Adjustment is necessary to account for the income tax effect on the pro forma financial information. The income tax effect adjustment is based on a blended tax rate of 37%.
Pro Forma Financial Statements — September 30, 2005
(7)	Reflects the elimination of the Company’s revenues, expenses, and income tax effect for the year ended September 30, 2005 providing Pro Forma Information as if the effects of the asset purchase agreement had transpired at October 1, 2004.

(8)	Reflects the interest income on the $2,000,000 note receivable. The note accrues interest at LIBOR (London Interbank Offered Rate) of 2.49% plus 3%. Interest income was accrued at 5.49% for the year ended September 30, 2005.

(9)	Spa Creek

The Spa Creek acquisition was completed on December 16, 2005. The historical unaudited financial information for Spa Creek represents operations from October 1, 2004 through September 30, 2005 to reflect the consolidated pro forma information for the year ended September 30, 2005.

Spa Creek existed as a Limited Liability Company and was taxed as a partnership prior to the acquisition. In lieu of partnership income taxes, under the Internal Revenue Code the partners were taxed on their proportionate share of taxable income. Therefore, the historical financial information does not contain provisions or liabilities for federal and state income taxes. Adjustment is necessary to account for the income tax effect on the pro forma financial information. The income tax effect adjustment is based on a blended tax rate of 37%.

To reflect adjustments necessary to record consulting services related to the acquisition of Spa Creek.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(10)	Ron Fee

The Ron Fee acquisition was completed on March 31, 2006. The historical unaudited financial information for Ron Fee represents the operations from October 1, 2004 through September 30, 2005 to reflect the consolidated pro forma information for the year ended September 30, 2005.

Ron Fee existed as a Subchapter S Corporation and was taxed under the provisions as such prior to the acquisition. In lieu of the Subchapter S provisions, Ron Fee did not pay federal corporate incomes taxes on its taxable income. Therefore, the historical financial information does not contain provisions or liabilities for federal and state income taxes. Adjustment is necessary to account for the income tax effect on the pro forma financial information. The income tax effect adjustment is based on a blended tax rate of 37%.